SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                       Securities and Exchange Act of 1934

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                        Date of Report: December 22, 2000


                              U.S. Industries, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                     1-14557                  22-3568449
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(State or other jurisdiction       (Commission File           (IRS Employer
     of incorporation)                 Number)            Identification Number)


       101 Wood Avenue South, Iselin, N.J.                      08830-0169
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     (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:           (732) 767-0700

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Item 5.    Other Events.

           In connection with the previously announced proposed spin-off of the lighting and industrial tools businesses of U.S. Industries, Inc., on December 18, 2000, LCA Group Inc., a wholly owned subsidiary of U.S. Industries, Inc., filed Amendment No. 2 to its Form 10 Registration Statement under the Securities and Exchange Act of 1934. The Amendment was filed in response to comments by the Securities and Exchange Commission, and incorporates information related to the tax-free nature of the spin-off. The press release issued by U.S. Industries, Inc. on December 19, 2000 is attached to this Form 8-K as an exhibit and is incorporated by reference herein.

           On December 21, 2000, the U.S. Industries, Inc. Board of Directors declared a dividend of its wholly-owned subsidiary, LCA Group Inc. The dividend will be in the form of one (1) share of LCA Group for each ten (10) shares of USI held by shareholders of record as of January 10, 2001. The dividend is subject to: (a) completion of new bank financing for both USI and LCA; (b) effectiveness of LCA Group's Form 10 registration statement; (c) approval of NYSE trading for LCA Group shares; and (d) receipt of opinions from USI's tax advisors that the dividend should be tax free to USI and its shareholders. The press release issued by U.S. Industries, Inc. on December 21, 2000 is attached to this Form 8-K as an exhibit and is incorporated by reference herein.


Item 7.    Financial Statements and Exhibits.

(c)  Exhibits

     99.1  U.S. Industries, Inc. Press Release, dated December 19, 2000.
     99.2  U.S. Industries, Inc. Press Release, dated December 21, 2000.

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           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        U.S. Industries, Inc.



                                        By:  /s/ Steven C. Barre
                                            ------------------------------------
                                             Name:   Steven C. Barre
                                             Title:  Vice President, General
                                                     Counsel and Secretary


Date:  December 22, 2000

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                                  EXHIBIT INDEX


Item No.
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  99.1     U.S. Industries, Inc. Press Release, dated December 19, 2000.
  99.2     U.S. Industries, Inc. Press Release, dated December 21, 2000.